INVESTMENTS	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
INVESTMENTS
INVESTMENTS
As at December 31, 2018 and 2017, the Company had the following investments:

	2018	2017
Investment in PrairieSky Royalty Ltd.	$400	$726
Investment in Inter Pipeline Ltd.	124	167
	$524	$893

Investment in PrairieSky Royalty Ltd.
The Company’s investment of 22.6 million common shares does not constitute significant influence, and is accounted for at fair value through profit or loss, remeasured at each reporting date. As at December 31, 2018, the Company’s investment in PrairieSky Ltd. ("PrairieSky") was classified as a current asset. PrairieSky is in the business of acquiring and managing oil and gas royalty income assets through indirect third-party oil and gas development.
The loss (gain) from the investment in PrairieSky was comprised as follows:

	2018	2017	2016
Fair value loss (gain) from PrairieSky	$326	$(3)	$(292)
Dividend income from PrairieSky	(17)	(17)	(27)
	$309	$(20)	$(319)

Investment in Inter Pipeline Ltd.
During 2016, as partial consideration for the disposal of the Company's interest in the Cold Lake Pipeline, the Company received non-cash share consideration of $190 million, comprised of approximately 6.4 million common shares of Inter Pipeline at $29.57 per common share determined as of the closing date. Inter Pipeline is in the business of petroleum transportation, natural gas liquids processing, and bulk liquid storage in Western Canada and Europe.
The Company's investment of 6.4 million common shares of Inter Pipeline does not constitute significant influence, and is accounted for at fair value through profit or loss, remeasured at each reporting date. As at December 31, 2018, the Company's investment in Inter Pipeline was classified as a current asset.
The loss (gain) from the investment in Inter Pipeline was comprised as follows:

	2018	2017	2016
Fair value loss from Inter Pipeline	$43	$23	$—
Dividend income from Inter Pipeline	(11)	(10)	(1)
	$32	$13	$(1)